Deutsche Bank

American Trans Air

Kenneth K. Wolff, EVP and CFO
February 12, 2003

www.ata.com

Safe Harbor Statement

     This  presentation  contains  forward-looking  statements and information that are based on  management's  current  expectations  as of the date of this document. When used herein, the words "anticipate,"  "believe," "estimate" and
"expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties,  assumptions and other factors that may cause the actual  results of the Company to be  materially  different from those reflected in such forward  looking  statements.  Important  factors that could cause actual results to differ  materially  from those indicated by such forward-looking statements include, among others, the following:  general economic  factors  affecting  the  industry  and  the  Company;  fuel  prices;
competition within the industry;  changes in consumer preferences;  regulatory changes;  and  economic  conditions  in key  markets.  Additional  information containing factors that could cause actual results to differ from those in the forward-looking  statements are contained in the Company's Form 10-K and other filings with the Securities and Exchange Commission.

ATA Holding Corp.

o    30th Year of Operation

     -    Operating profits in all but 3 years

o    Leading Market Share in Scheduled and Charter Service

     -    # 1 Airline at Chicago-Midway and Indianapolis

     -    # 1 US Charter Airline

     -    # 1 Military Passenger Airline

o    Re-fleeting to youngest scheduled service fleet of any major airline

o    10th Largest Major Airline in the US

     -    Approximately $1.4B - $1.5B in Revenue in 2003

o    Affordable Fare and Low-Cost Business Strategy

ATA Completes Fleet Upgrade in 2002

727
757
L1011
737
Number of Aircraft
80
60
40
20
0
58
19
15
24
59
14
15
20
10
66
30
10
26
65
32
6
27
71
39
5
27
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004

New Aircraft Deliveries
Modernizing Fleet

Fleet Age
25
20
15
10
5
0
20.1
17.2
10.9
10.6
10.4
9.8
9.2
8.8
8.2
8.1
6.5
5.5
2.0
Northwest
ATA (12/31/00)
ATA (12/31/01)
Delta
American
America West
US Airways
Southwest
Alaska
United
Continental
ATA (12/31/02)
ATA Sked (12/31/02)

ATA Flies in Three Lines
of Business

>50% of ATA's
Capacity in Chicago-Midway

100%
80%
60%
40%
20%
0%
Available Seat Miles
11%
Charter
12%
Military
77%
4%
Other
11%
Indy
14%
Hawaii
71%
Chicago-Midway
2002 ASMs
ASMs by Gateway

January 2003 Military Highlights

- 471 military flights, including 345 overseas missions
- More than 23,000 troops carried
- 109% year-over-year increase in Military revenue with a 15% increase expected for full-year 2003

ATA Leading the Way at Chicago-Midway
and Indianapolis

Chicago-Midway

Southwest
39.8%
Others
15.6%
ATA Total
44.6%
ATA
Connection
6.4%
ATA
38.2%

Indianapolis

Others
41.5%
ATA Total
19.4%
ATA
Connection
2.6%
ATA
16.8%
Delta
8.7%
Southwest
9.3%
United
9.4%
Northwest
11.8%

Improving Route Network

ATA's Nonstop Routes
Boston
New York-LGA
Newark
Philadelphia
Washington, D.C.-DCA
Charlotte
Minneapolis/St. Paul
Chicago
Indianapolis
Seattle
Denver
Las Vegas
San Francisco
San Jose
Los Angeles
Phoenix
Dallas-DFW
St. Pete
Sarasota
Ft. Myers
Orlando
Ft. Lauderdale
Miami
Montego Bay
San Juan
Cancun
Grand Cayman
Aruba
Puerto Vallarta
Guadalajara
Maui
Honolulu
Lihue
ATA CONNECTION ROUTES
Grand Rapids
Flint
Madison
Cedar Rapids
Chicago
Des Moines
Molina/Quad City
Springfield
Indianapolis
South Bend
Dayton
Lexington

       New Market                  Chicago Non-Stop                New Market                   Chicago Non-Stop
                                       Market                                                        Market
Jul-02 Chicago-Charlotte                # 30             Dec-02   Chicago-Montego Bay                 # 35
Jul-02 Chicago-Flint*                   # 31             Dec-02   Chicago-Puerto Vallarta             # 36
Aug-02 Chicago-Cedar Rapids*            # 32             Feb-03   Los Angeles-St. Petersburg
Aug-02 Chicago-Lexington*               # 33             Feb-03   San Francisco-St. Petersburg
Sep-02 Indianapolis-Phoenix                              Mar-03   Las Vegas-St. Petersburg
Sep-02 Indianapolis-New York (LGA)                       Apr-03   San Francisco-Cancun
Oct-02 Chicago-San Jose                 # 34             Apr-03   San Francisco-Indianapolis

*Indicates Chicago
Express Service

The Midway Alternative

"Chicago-Midway Airport is up
almost 10% in departures. It's served by fast-growing ATA and Southwest airlines." -USA Today September 10, 2002

Midway Accounts For All Of Chicago's Growth
Midway
O'Hare
Chicago Departures
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002TTM

ATA and Southwest Market Share
ATA
Southwest
Midway Market Share - Enplanements
60%
50%
40%
30%
20%
10%
0%
May-98
Aug-98
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02

Source: Onboard, 2002 TTM
ending Q2 2002, Chicago Airport Authority

New Midway is
Customer-Friendly

o    Expanded facility offers more frequencies and destinations

o    International gates for Caribbean and Mexican destinations

o    Expanded ticket counters and baggage claim

o    Covered adjacent parking

o    Modern business center o Attractive shopping and dining center

o    Moving walkways

ATA Faces Unique
Challenges

o    Historically viewed as a leisure / charter carrier with low fares

o    Four fleet types and six subtypes flown in 2002

o    Multiple business lines demand above-optimal infrastructure

o    Mature labor force after 30 years in business

o    Historically capitalized through free cash flows

o    Carriers have either maintained or increased their Chicago schedules

o    Industry pricing is more competitive

ATSB Loan Provides Liquidity

o    $168M loan guaranteed by the Air Transportation Stabilization Board

o    Amortization begins in November of 2003

o    Collateralized  by  aircraft,  aviation  parts,  general  equipment,  and receivables

o    Six-Year Term

o    Repaid $60M revolving bank facility

Fourth Quarter Financial
Performance

EBITDAR as a Percent of Revenue
35%
30%
25%
20%
15%
10%
5%
0%
-5%
28.9%
21.1%
16.4%
15.6%
12.1%
11.7%
-1.6%
JetBlue
AirTran
Southwest
ATA
Frontier
America West
Other Majors

Source: Q4 2002 News Release

                        Closing the Profitability Gap

o Market Our Product

o Increase Productivity

o Reduce Our Costs

                      "An Honestly Different Airline"TM

o Simplified Fee and Charges

-         Administrative / change fee reduced to $50

-         Reaffirm current standby policy allowing same day travel at no charge

-         Reaffirm a policy that maintains ticket value when not used

-         Reaffirm no advance purchase, no minimum stay requirements

-         Top domestic fares capped at $299 each way

o        New ad campaign emphasizing customer value

o        Announced loyalty / frequent flyer program (September 30, 2002)

-         Builds customer loyalty and repeat business

-         Fast rewards are customer friendly with minimal balance sheet impact

Anniversary Travel Awards
Program

    Easiest Frequent Flyer Plan

o    Based on trips, not miles

o    Rewards come quickly for
      the consumer

o    Easy to administer - entirely website driven

o    Minimal liability - initial program expires on 11/30/04

ATA
30
CELEBRATING YEARS
Anniversary
Travel
Awards

>120,000 Signed Up Since October
Total Memberships (000s)
0
20
40
60
80
100
120
140
5-Oct
19-Oct
2-Nov
16-Nov
30-Nov
14-Dec
28-Dec
11-Jan
25-Jan
2002
2003

Purchase          Receive 1 Roundtrip to...
3 Roundtrip       48 Contiguous States (Companion Only)
6 Roundtrip       48 Contiguous States
9 Roundtrip       Mexico, Caribbean or Puerto Rico
12 Roundtrip      Anywhere ATA Flies (including Hawaii)

Increasing Productivity

ASMs (000s)
4,600,000
4,400,000
4,200,000
4,000,000
3,800,000
3,600,000
3,400,000
3,200,000
3,000,000
4.5B
3.8B
19.3%
Growth
Q4 2000
Q4 2002

Number of Employees
7,500
7,400
7,300
7,200
7,100
7,000
7,472
7,202
3.6%
Decline
Q4 2000
Q4 2002

Cost Cutting Measures

o    Voluntary work week reduction and leave of absence program

o    Officer pay cut in Fall 2001 and continued in Fall 2002

o    Pay freeze for all non-contract  employees  effective  September 11, 2001 extended through 2003

o    Received work rule flexibility from ALPA

o    Negotiated  concessionary  terms for delayed  delivery  of  aircraft  and engines

o    Renegotiated rates with most major vendors

Aircraft Related Capital
Expenditures

Aircraft-Related Capital Expenditures (Thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$147,350
$95,340
$43,586
$82,748
$47,580
$60,854
$27,355
$21,041
$17,023
$11,922
1999
2000
2001
2002
2003F
Other Aircraft Related Mx
Airframe and Engine Heavy Mx

Note: Figures exclude aircraft
deposit activity and capitalized interest

ATA Value Proposition

Fly the newest planes

  Featuring quality in-flight service

       With a hub at all-new Chicago-Midway

           Using rapid passenger processing technology

               Offering convenient schedules to the biggest markets

                    Priced for today's value-conscious consumers

AMERICAN TRANS AIR